UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D.C. 20549

FORM 8-K
CURRENT REPORT
PURSUANT TO SECTION 13 OR 15(D) OF THE
SECURITIES EXCHANGE ACT OF 1934
Date of Report (Date of earliest event reported) June 30, 2008

AMERICAN EXPRESS RECEIVABLES FINANCING CORPORATION II	AMERICAN EXPRESS RECEIVABLES FINANCING CORPORATION III LLC	AMERICAN EXPRESS RECEIVABLES FINANCING CORPORATION IV LLC
(as Originators of the American Express Credit Account Master Trust)
(Exact Name of registrant as Specified in Charter)
on behalf of
American Express Credit Account Master Trust

Delaware (State or Other Jurisdiction of Incorporation or Organization)	333-130508-03 (Commission File Number)	13-3854638 (I.R.S. Employer Identification Number)	Delaware (State or Other Jurisdiction of Incorporation or Organization)	333-130508 (Commission File Number)	20-0942395 (I.R.S. Employer Identification Number)	Delaware (State or Other Jurisdiction of Incorporation or Organization)	333-130508-02 (Commission File Number)	20-0942445 (I.R.S. Employer Identification Number)

200 Vesey Street, Room 138 Mail Stop 01-31-12 New York, New York 10285 (212) 640-2000	4315 South 2700 West, Room 1900 Mail Stop 02-01-50 Salt Lake City, Utah 84184 (801) 945-2550	4315 South 2700 West, Room 1900 Mail Stop 02-01-56 Salt Lake City, Utah 84184 (801) 945-2068
(Address, Including Zip Code, and Telephone Number,
Including Area Code, of each Registrant’s Principal Executive Offices)

N/A (Former Name or Former Address, if Changed Since Last Report)	N/A (Former Name or Former Address, if Changed Since Last Report)	N/A (Former Name or Former Address, if Changed Since Last Report)
     Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions.
     ☐ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
     ☐ Soliciting material pursuant to Rule 14a-12(b) under the Exchange Act (17 CFR 240.14a-12)
     ☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
     ☐ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 8.01. Other Events
On June 30, 2008, the American Express Credit Account Master Trust (the “Trust”) supplemented its Pooling and Servicing Agreement, dated as of May 16, 1996, as amended and restated as of January 1, 2006, as amended from time to time, with its Series 2008-A Supplement, dated as of June 30, 2008.
On June 30, 2008, the Trust issued to the Registrants its (i) Class A Series 2008-A Variable Funding Floating Rate Asset Backed Certificates in a maximum principal amount of $5,000,000,000 (the “Class A Certificates”) and (ii) Class B Series 2008-A Variable Funding Floating Rate Asset Backed Certificates in a maximum principal amount of $312,505,000 (together with the Class A Certificates, the “Certificates”). The Certificates were issued in an initial principal amount of $0. In connection with the issuance, the Registrants sold the Class A Certificates to certain parties who have agreed to fund, from time to time at the request of the Registrants through June 29, 2009 (as may be extended), the unfunded amounts under the Class A Certificates up to the maximum principal amount. The purchasers’ commitments to fund any unfunded amounts under the Class A Certificates are subject to the terms and conditions of the Class A Certificates, the Series 2008-A Supplement and a purchase agreement among the Registrants, the purchasers and certain other parties.
As previously reported on the Registrants’ Current Report on Form 8-K filed on May 22, 2008 (file and film nos. 000-20787-07/08854538), approximately $10.2 billion of receivables were added to the Trust on May 16, 2008 (the “Addition”). The size of the Addition was made, in part, in contemplation of supporting the issuance and potential funding of the Certificates, as well as supporting other future issuances from the Trust.
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Each purchaser of the Certificates is an “accredited investor” (as defined in Rule 501 of Regulation D under the Securities Act of 1933, as amended (the “Act”)), and the Certificates were purchased pursuant to an exemption from registration under the Act provided by Rule 506.

SIGNATURES
     Pursuant to the requirements of the Securities Exchange Act of 1934, as amended, the registrants have duly caused this report to be signed on their behalf by the undersigned hereunto duly authorized.

American Express Receivables Financing Corporation II, as originator of the Trust and Co-Registrant and as Transferor on behalf of the Trust as Co-Registrant
By:	/s/ Maureen Ryan
Name: Maureen Ryan
Title: President

American Express Receivables Financing Corporation III LLC, as originator of the Trust and Co-Registrant and as Transferor on behalf of the Trust as Co-Registrant
By:	/s/ Catherine M. Hogan
Name: Catherine M. Hogan
Title: President

American Express Receivables Financing Corporation IV LLC, as originator of the Trust and Co-Registrant and as Transferor on behalf of the Trust as Co-Registrant
By:	/s/ Christopher L. Cutshall
Name: Christopher L. Cutshall
Title: Vice President and Treasurer